UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 30, 2024

Linde plc
(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Riverview Dr. Danbury, Connecticut United States 06810	Forge 43 Church Street West Woking, Surrey GU21 6HT United Kingdom

(Address of principal executive offices) (Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares (€0.001 nominal value per share)	LIN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders

The Linde plc Annual General Meeting of Shareholders was held on July 30, 2024 (the “AGM”), at which shareholders voted upon the items set forth below.  The total number of shares that were present or represented by proxy at the Annual Meeting was 404,887,136 which was 84.22% of the shares outstanding and entitled to vote and which constituted a quorum.  The final voting results of the items submitted to a vote of the shareholders are set forth below.

Proposal 1

The ten nominees for election as a director were elected to serve until the 2025 annual general meeting of shareholders and until his or her successor is elected and qualified.  The vote results were as follows:

Director Nominees	Shares For	Shares Against	Shares Abstained	Broker Non-Votes	% of Votes Cast For
Stephen F. Angel	374,170,969	13,435,153	195,583	17,085,431	96.53%
Sanjiv Lamba	386,839,145	755,242	207,318	17,085,431	99.81%
Prof DDr. Ann-Kristin Achleitner	369,186,446	18,343,229	272,030	17,085,431	95.27%
Dr. Thomas Enders	374,898,543	12,637,610	265,552	17,085,431	96.74%
Hugh Grant	382,589,702	4,960,795	251,208	17,085,431	98.72%
Joe Kaeser	346,731,544	39,472,632	1,597,529	17,085,431	89.78%
Victoria E. Ossadnik	359,414,123	28,147,349	240,233	17,085,431	92.74%
Paula Rosput Reynolds	386,699,597	858,527	243,581	17,085,431	99.78%
Alberto Weisser	383,847,647	3,700,121	253,937	17,085,431	99.05%
Robert L. Wood	382,240,500	5,254,878	306,327	17,085,431	98.64%

Proposal 2a

Shareholders ratified, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
376,798,953	27,562,585	525,598	N/A
(93.06% of votes cast)	(6.81% of votes cast)

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Proposal 2b

Shareholders approved the authorization of the Board, acting through the Audit Committee, to determine PWC’s remuneration by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
397,465,912	6,968,991	452,233	N/A
(98.17% of votes cast)	(1.72% of votes cast)

Proposal 3

Shareholders approved, on an advisory and non-binding basis, the compensation of Linde plc’s Named Executive Officers as disclosed in the 2024 proxy statement by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
358,841,687	28,061,890	898,128	17,085,431
(92.53% of votes cast)	(6.93% of votes cast)

Proposal 4

Shareholders approved the proposal to determine the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
403,401,617	864,902	620,617	N/A
(99.63% of votes cast)	(0.21% of votes cast)

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	Chief Legal Officer

Date: August 2, 2024

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